UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AUBURN NATIONAL BANCORPORATION, INC

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and D-11.

Online Go to www.investorvote.com/AUBN or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Auburn National Bancorporation, Inc. Shareholder Meeting to be Held on May 14, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at: www.investorvote.com/AUBN Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/AUBN. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side at least 10 days before the meeting to facilitate timely delivery. Auburn National Bancorporation, Inc. will use its best efforts to send proxy materials to requesting shareholders, but cannot assure timely delivery by the United States Postal Service. 2NOT 03Z1LC +

Shareholder Meeting Notice Auburn National Bancorporation, Inc.’s Annual Meeting of Shareholders will be held on Tuesday, May 14, 2024 at the AuburnBank Center, 100 North Gay Street, Auburn, Alabama at 3:00 p.m. local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4: 1. Election of Directors: 01—C. Wayne Alderman 02—Terry W. Andrus 03—J. Tutt Barrett 04—Laura J. Cooper 05—Robert W. Dumas 06—William F. Ham, Jr. 07—David A. Hedges 08—David E. Housel 09—Michael A. Lawler 10—Anne M. May 11—Sandra J. Spencer 2. To approve the compensation of the Company’s named executive officers. 3. Approve the 2024 Equity and Incentive Compensation Plan. 4. To ratify the appointment of Elliott Davis, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/AUBN. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Auburn National Bancorporation, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by 10 days before the meeting. Auburn National Bancorporation, Inc. will use its best efforts to send proxy materials to requesting shareholders, but cannot assure timely delivery by the United States Postal Service.